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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 1998

                                CYTRX CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                     000-15327                  58-1642740
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



                             154 TECHNOLOGY PARKWAY
                             NORCROSS, GEORGIA 30092
          (Address of principal executive offices, including zip code)


                                 (770) 368-9500
              (Registrant's telephone number, including area code)










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                             Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

         On February 10, 1998, the Registrant's wholly-owned subsidiary, Proceutics, Inc. ("Proceutics"), executed an Asset Purchase Agreement (the "Agreement"), pursuant to which Proceutics agreed to sell substantially all of its non real estate related assets (the "Assets") to Oread Laboratories, Inc., a Delaware corporation ("Oread"). The closing of the sale of the Assets occurred on February 17, 1998. A copy of the press release issued by the Registrant on February 11, 1998 announcing Proceutics' execution of the Agreement is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c )    Exhibits

                   99.1 Press Release of the Registrant, dated February 11, 1998, announcing the sale by Proceutics, Inc., the Registrant's wholly-owned subsidiary, of substantially all of its non real estate related assets to Oread Laboratories, Inc.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 CYTRX CORPORATION


Date:  February 19, 1998         By:  /s/ Jack J. Luchese
                                      -------------------
                                          Jack J. Luchese
                                          President and Chief Executive Officer





















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                                  EXHIBIT INDEX

         Exhibit           Description
         -------           -----------

         99.1              Press Release of the Registrant, dated February 11,
                           1998, announcing the sale by Proceutics, Inc., the Registrant's wholly-owned subsidiary, of substantially all of its non real estate related assets to Oread Laboratories, Inc.
























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